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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2005
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

           DIAMOND JO, LLC                      PENINSULA GAMING, LLC                 PENINSULA GAMING CORP.
    (Exact name of registrant as            (Exact name of registrant as           (Exact name of registrant as
       specified in its charter)               specified in its charter)              specified in its charter)

               DELAWARE                                DELAWARE                              DELAWARE
   (State or other jurisdiction of         (State or other jurisdiction of        (State or other jurisdiction of
    incorporation or organization)          incorporation or organization)        incorporation or organization)

              42-1483875                              20-0800583                            25-1902805
           (I.R.S. Employer                        (I.R.S. Employer                      (I.R.S. Employer
          Identification No.)                     Identification No.)                   Identification No.)


                              3rd Street Ice Harbor
                                  P.O. Box 1750
                            Dubuque, Iowa 52001-1750
               (Address of executive offices, including zip code)

                                 (563) 583-7005
              (Registrant's telephone number, including area code)


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


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As of July 12, 2005, Diamond Jo, LLC ("DJL") and The Old Evangeline Downs, L.L.C. ("OED") amended their loan and security agreement with Wells Fargo Foothill, Inc., as agent (the "Credit Facility"). The amendment provides for, among other things, a $15.0 million increase in availability under the revolver portion of the Credit Facility for working capital and other purposes, which amount remains undrawn as of the date hereof.


ITEM 8.01  OTHER EVENTS.

         On July 19, 2005, Diamond Jo Worth, LLC ("DJW"), an indirect wholly owned subsidiary of Peninsula Gaming, LLC (the "Company"), privately placed $40.0 million aggregate principal amount of 11% Senior Secured Notes due 2012 (the "Notes"). In connection with the Notes offering, DJW was designated an "unrestricted subsidiary" by the Company under the indenture governing its 8 3/4% senior secured notes, and DJW was released of its obligations under the Credit Facility. The Notes are secured by substantially all of the assets of DJW, and none of the Company, DJL or OED is an obligor under the Notes. DJW deposited the net proceeds of the Notes into (i) an interest reserve account, which will be used to pay the first two interest payments on the Notes, and (ii) a construction disbursement account, which will be used to help fund the construction of the Diamond Jo Worth casino, in Northwood, Iowa.

         On May 11, 2005, the Iowa Racing and Gaming Commission granted DJW a gaming license to operate an excursion gambling boat in Northwood, Iowa. In connection with the design of the Diamond Jo Worth casino, DJW entered into an architect's agreement with KGA Architecture. DJW has also entered into a construction contract with Henkel Construction Company for the initial development stages of the casino, and expects to agree to a change order under the construction contract to establish a guaranteed maximum price for the site preparation and construction costs for the project.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PENINSULA GAMING, LLC


                                            By: /s/ M. Brent Stevens
                                            ------------------------------------
                                            Name:   M. Brent Stevens
                                            Title: Chief Executive Officer



                                            DIAMOND JO, LLC


                                            By: /s/ M. Brent Stevens
                                            ------------------------------------
                                            Name:   M. Brent Stevens
                                            Title:  Chief Executive Officer



                                           PENINSULA GAMING CORP.


                                           By: /s/ M. Brent Stevens
                                           -------------------------------------
                                           Name:   M. Brent Stevens
                                           Title:  Chief Executive Officer



Date: July 21, 2005